Exhibit 99.1 Investor Presentation January 2019 Revolutionizing Women’s Sexual and Reproductive Health

Disclaimer This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as “may,” ”will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “strategy,” “objective,” “designed,” “suggest,” “currently,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward looking statements of this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation risks and uncertainties relating to: the outcome or success of Evofem’s clinical trials; Evofem’s ability to obtain the necessary regulatory approvals for its product candidates, including approval from the U.S. Food and Drug Administration for the use of Amphora® as a contraceptive, and the timing of such approvals; the rate and degree of market acceptance of Amphora®; Evofem’s ability to successfully commercialize Amphora® and its ability to develop sales and marketing capabilities; Evofem’s ability to maintain and protect its intellectual property; Evofem’s ability to raise additional capital when needed and to rely on existing cash reserves to fund its current development plans and operations; Evofem’s reliance on third party providers, such as third party manufacturers and clinical research organizations; the absence of any adverse events or side effects relating to the use of Amphora®; Evofem’s ability to retain members of its management and other key personnel; and other risk factors detailed in Evofem’s filings from time to time with the U.S. Securities and Exchange Commission, including without limitation to the 10-Q filed on May 14, 2018. The forward looking statements in this presentation represent Evofem’s views only as of the date of this presentation, January 06, 2019, and Evofem undertakes no obligation to update or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law. ©2019 Evofem Biosciences, Inc. | 2

Evofem Biosciences at a Glance A Clinical Stage Biopharmaceutical Company committed to developing and commercializing innovative products to address unmet needs in women’s sexual and reproductive health ® Multipurpose Vaginal pH Regulator™ Core focus: developing Amphora , our lead MVP-R product, for the prevention of (MVP-R) gel technology pregnancy and the prevention of chlamydia • Non-hormonal, acid-buffering MVP-R vaginal gel with bio-adhesive • Top-line data for Amphora for prevention of properties pregnancy demonstrates 98.7% efficacy when • Designed to maintain a natural acidic vaginal pH of 3.5 to 4.5, used as directed inhibiting motility and preventing survival of spermatozoa • Anticipate FDA approval for prevention of • Acidic environments are inhospitable to microbes such as pregnancy in Q4’19; launching January 2020 chlamydia and gonorrhea • Potential global sales opportunity of $3.7B* *Company estimate. ©2019 Evofem Biosciences, Inc. | 3

Evofem Successfully Completes the AMPOWER Non-hormonal Contraceptive Trial Prespecified efficacy threshold agreed upon with the FDA – point estimate for seven-cycle cumulative pregnancy rate was 16.5% with an upper limit confidence interval of 21% AMPOWER Contraceptive Trial Design Study designed in extensive consultation with the FDA between October 2016 and June 2017 Phase 3, single-arm, open label trial in ~1,400 women, age 18-35 at 112 U.S. sites Primary endpoint: cumulative pregnancy rate over seven cycles 5 gram dose of Amphora administered immediately before or up to one hour before intercourse Exploratory endpoint: sexual satisfaction ©2019 Evofem Biosciences, Inc. | 4

Evofem Met Primary Endpoint Typical Use1 (n = 1181) Number of Subjects at Risk of Pregnancy at the Time of Enrollment 1113 Number of Pregnancies 100 Seven-Cycle Cumulative Pregnancy Probability 14.0% 95% CI for Seven-Cycle Pregnancy Probability (10.0%, 18.0%) Perfect Use (per protocol)1 (n = 1103) Number of Subjects at Risk of Pregnancy at the Time of Enrollment 982 Number of Pregnancies 9 Seven-Cycle Cumulative Pregnancy Probability 1.3% 95% CI for Seven-Cycle Pregnancy Probability (0.4%, 2.1%) Amphora’s 98.7% perfect use efficacy is comparable to the most commonly used form of hormonal contraception (i.e. pills) Source: 1. Data on file. ©2019 Evofem Biosciences, Inc. | 5

Additional AMPOWER Findings 1 2 3 There were no serious treatment- Amphora was used in >24,000 acts Based on research conducted emergent adverse events of intercourse. Of these, Amphora among 188 of the subjects who and Amphora was well tolerated1 was used as directed 88.9% of the completed AMPOWER time – demonstrating Amphora’s 88% were not using hormonal birth ease of use1 control before entering the study2 Source: 1. Data on file. 2. Amphora Experience Survey 11.28.18. n=188. ©2019 Evofem Biosciences, Inc. | 6

Anticipated FDA Approval Q4 2019 Q4’18 Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 November 2018 Last Patient Out December 2018 Topline Data January 2019 Database Lock NDA Submission Prep Q2 2019 Anticipated NDA Submission FDA Review Q4 2019 Anticipated FDA Approval January 2020 Commercial Launch ©2019 Evofem Biosciences, Inc. | 7

The Time Is Right for Amphora 77% of women strongly agreed that hormonal contraceptives have a lot of side effects1 “I liked how I could use Amphora whenever I needed to and not everyday. I don’t like adding hormones to my body.” “I am very satisfied and hope I can find it in the market.” AMPOWER Women “They love Amphora. Ease of use, on demand, non- hormonal. Lubrication is part of ease of use & why they liked it.” AMPOWER Primary Investigator “The effectiveness was good enough for us. We weren’t really worried about pregnancy or anything really.” AMPOWER Partner Sources: 1. Amphora Experience Survey 11.28.18. n=188. ©2019 Evofem Biosciences, Inc. | 8

16.5M Women Say They do not Want to Get Pregnant, but are Doing Nothing to Prevent it from Happening1 Millennials: A healthier lifestyle that doesn’t include hormones in their food, makeup, or birth control Non-hormonal Transition: Concerned about side-effects, long-term impact on health, and ability to get pregnant in the future due to hormones Spacers: Breast-feeding, spacing children, more concerned about health then they are about when they will get pregnant again Late Reproductive Age: Following years of hormone use they have decided the risk of pregnancy isn’t great so they stop using hormones Sources: 1. Derived from NCHS Data Brief No. 173_December 2014 and the 2018 Guttmacher Contraceptive Use in the US Report – July 2018. ©2019 Evofem Biosciences, Inc. | 9

Strong Commercial Opportunity for Amphora Prevention Contraception of Chlamydia $965M U.S. Target 1.7M New Cases Contraception 43M Women1 Population in 20172 Using no/non Rx Birth 25M $1.23B Control Using Rx Birth ~18M $268M Control STI Amphora Peak U.S. $965M $268M Revenues Amphora is expected to grow the U.S. Contraceptive Market Sources 1. Derived from NCHS Data Brief No. 173_December 2014 and Guttmacher Contraceptive Use July 2018. 2. CDC preliminary data in five-year trends in sexually transmitted diseases 2017. ©2019 Evofem Biosciences, Inc. | 10

Sales and Marketing Strategy Designed to Maximize Amphora Adoption



98% of the most important prescribers in the birth control category come from the OB/GYN specialty[1,2]

Sales Force Structure

- ~10 Regional Manager
- ~90 Representatives
- 96% coverage of top prescribers of contraception

Direct-to-Consumer Advertising

- 6-9 months post launch with online videos, digital banners, search, social media, and print campaigns

Market Access Coverage

- 8 National Account Managers, as well as the Medical Science Liaison team, will be discussing Amphora pre-launch to maximize access and coverage at launch
- Payers suggest that Amphora will be a covered product under the Affordable Care Act

Sources:
1. Quintiles – March 18, 2016: Evofem_Target_Universe_PCP+OBGYN_10USC_4Feb2016.xlsx.
2. IMS Nov'15 Prescription Data.

EVOFEM BIOSCIENCES
©2019 Evofem Biosciences, Inc. | 11

1024 HCPs Anticipate Amphora will be the 2nd Highest Form of Birth Control Prescribed to Women1 HCP Allocation of Primary Birth Control Method Following Amphora Approval (%) Total (n-1024) % %Δ Oral Contraceptives (Regular, 28-day) 26% -14% Amphora 15% Hormonal IUD 11% -10% Condom 8% -20% Injectables 7% -15% Oral Contraceptives (Extended) 7% -15% No contraception used, not trying to become pregnant 5% -19% Implant 5% -12% Non-hormonal IUD 4% -11% Vaginal ring 4% -14% Fertility awareness/ NFP/ Withdrawal 3% -19% Patch 3% -18% Emergency contraception 1% -20% Diaphragm/ Spermicide/ Cervical cap/ Sponge 1% -16% Other 0% -13% Source: 1. KJT Group Amphora HCP Segmentation Market Research – Q4’2018. n=1024. Q340 Imagine Amphora is now available. How many of your patients would use each method as their primary form of contraception, including Amphora? ©2019 Evofem Biosciences, Inc. | 12

Amphora Highlights Women are more empowered than any other time in history to take control of their reproductive health and well-being Non-hormonal Amphora presents a significant opportunity for women who are concerned about exposure to synthetic hormones Amphora successfully meets its primary endpoints and demonstrates 98.7% efficacy in women when using as directed Amphora NDA submission is de-risked due to positive results from AMPOWER MVP-R gel label expansion opportunity to Amphora for the prevention of chlamydia ©2019 Evofem Biosciences, Inc. | 13

MVP-R Gel Label Expansion Opportunity Amphora for the Prevention of Chlamydia 1 Prevention of Chlamydia 1.7M 1Annually Indication1.7M new cases of chlamydia in 2017 inAddressable U.S. Population AMPREVENCE Phase 2b Clinical Trial 2019 2020 2021 2022 Double-blinded, placebo-controlled efficacy trial at ~50 U.S. sites sNDA 844 women, 18-45 years old, with chlamydia Top-line Data Submission infection in the past four months Initiation of Anticipated Four-month interventional period and one-month Phase 3 sNDA Approval follow-up Primary endpoint: prevention of Chlamydia trachomatis in women Over 70% enrolled; top-line data expected Q4 2019 Phase 2b Fast Track designation for prevention of chlamydia in women has been granted by FDA Source: 1. CDC preliminary data in five-year trends in sexually transmitted diseases 2017. ©2019 Evofem Biosciences, Inc. | 14

Evofem: Right Time…Right Product…Right Team Amphora is positioned to be the most substantial birth control innovation in nearly 20 years Projected peak sales potential of ~$3.7B IP through 2033* Strong team continues to successfully execute and deliver results in the face of adversity Proven leadership team has launched some of the biggest women’s health innovations globally *Patent pending. ©2019 Evofem Biosciences, Inc. | 15

Appendix

Amphora will Impact Women's Reproductive Health Worldwide with Projected Peak Sales Potential of ~$3.7B



$1.2B
U.S. Peak Sales*

43M[1]
Addressable Population



$1.4B
Asia Pacific Peak Sales*

800M[2]
Addressable Population



$1.1B
Western Europe, Eastern Europe, and the CIS Peak Sales*

109M[3]
Addressable Population

Sources:
1. Derived from NCHS Data Brief No. 173_December 2014 and Guttmacher Contraceptive Use July 2018.
2. IQVIA Asia Market and Partner Analysis, November 2018.
3. IQVIA European Market and Partner Analysis, December 2018.

* Projected peak sales numbers

©2019 Evofem Biosciences, Inc. | 17

Evofem IP / Market Exclusivity Regulatory Competitive Patent Exclusivity Barriers to Entry Exclusive worldwide license to a portfolio of licensed patents held by Currently no established Rush University pathways for demonstrating 3 year exclusivity following bioequivalence of a generic Solely own several patent FDA approval version of Amphora families relating to the composition and therapeutic QIDP (gonorrhea, BV) use of Amphora, which, upon A competitor would need to Eligible for additional 5 years grant, would expire propose a new approach to of exclusivity (beyond at the earliest in 2033 FDA or follow 505(b)(2) NCE exclusivity) pathway, which is expensive Additional patents pending in & time consuming U.S., most other jurisdictions ©2019 Evofem Biosciences, Inc. | 18